SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 28, 1997
                                                          --------------

                                  Toy Biz, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                                               1-13638                                          13-3711775
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
(State or Other                                      (Commission                                  (I.R.S. Employer
Jurisdiction of                                     File Number)                                    Identification
incorporation)                                                                                                No.)




                 333 East 38th Street, New York, New York 10016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 682-4700
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report.)

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486952.1

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ITEM 5.           Other Events.

                  On April 28, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it had signed a letter of intent with Marvel Entertainment Group, Inc. ("Marvel") with respect to a proposed plan of reorganization of Marvel and certain of its subsidiaries
(collectively with Marvel, the "Debtors") to be to be filed on a joint basis by Marvel and the Registrant in the jointly administered chapter 11 cases of the Debtors currently pending in the United States Bankruptcy Court for the District of Delaware. A copy of the letter of intent is attached hereto as Exhibit 99.2.

ITEM 7.           Financial Statements and Exhibits.

(c)  Exhibits.

99.1.   Press release of the Registrant, dated April 28, 1997.

99.2.   Letter of Intent,  dated April 25, 1997,  between  Marvel  Entertainment
        Group, Inc. and the Registrant.

486952.1
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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TOY BIZ, INC.
                                  (Registrant)


Date: April 29, 1997
                                   By  /s/ Joseph M. Ahearn
                                      ------------------------------------------
                                  Name:  Joseph M. Ahearn
                                  Title: President and Chief Executive Officer


486952.1
                                        3


EXHIBIT INDEX

Exhibit

99.1.    Press release of the Registrant, dated April 28, 1997

99.2. Letter of Intent, dated April 25, 1997, between Marvel Entertainment Group, Inc. and the Registrant.



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